WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

A N N U A L

R E P O RT

March 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

(This page has been left blank intentionally.)

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended September 30, 2001.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	–2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4
Mar. 31, 2002	11,014	14	13,719	24,747	–0.2 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended March 31, 2002, was 4.4%, 6.8% and 6.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $13,201.

†	Return is for the period 1/1/02 through 3/31/02

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1992, through March 31, 2002 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1992 would have been valued at $46,722 on March 31, 2002.

Average Annual Total Returns

	1-Year	5-Years	10-Years

Fixed Income Fund	4.4%	6.8%	6.5%
Lehman Brothers U.S. Government/Credit Index	5.1%	. 1%	6.9%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
March 31, 2002 – Annual Report

April 10, 2002

Dear Fellow Shareholder:

      During the first quarter of 2002, hints of a strengthening economy led to higher interest rates and lower bond prices. Since our bonds are relatively short (average maturity 6.5 years), the effect on our portfolio was minor, but the decline in value offset the quarter’s interest income. Total return for the first quarter was –0.2%, which consisted of +2.0% from net interest income (after deducting fees and expenses), and –2.2% (unrealized) depreciation of our bonds.

     The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one and five year periods.

	1-Year	5-Years	10-Years

Fixed Income Fund	4.4%	6.8%	6.5%
Average Intermediate Investment Grade Fixed Income Fund*	4.2%	6.5%	6.8%
*Source: Lipper Analytical Services

     The following table and chart show a profile of our portfolio and asset allocation as of March 31:

Average Maturity	6.5 years
Average Duration	3.3 years
Average Coupon	5.9%
30-Day SEC Yield at 3/31/02	4.9%
Average Rating	AA

Commentary

     Interest rates moved higher during the first quarter as economic data reflected surprising resiliency and portrayed an economy that appeared to be rebounding from last year’s weakness. Reports ranging from inventory investment, consumer confidence, employment, and economic growth provided evidence of improvement. U.S. businesses have largely worked though the inventory build-up that helped to precipitate the 2001 economic downturn. Consumer confidence has rebounded from a tragedy-induced September low and the unemployment rate appears to have stabilized, albeit at a multi-year high. In addition, the recession that was so matter-of-factly talked about last year appears to have been mild in its severity, if it occurred at all. Recessions are commonly defined as the shrinking of Gross Domestic Product for two consecutive quarters and are usually only known through hindsight. The U.S. economy experienced only one negative GDP quarter last year (the third quarter) and fourth quarter GDP grew modestly, surprising many that expected a protracted economic downturn. Overall, hints of economic strength are mounting.

     It seems increasingly plausible that the Fed’s next action will be to take back some of the post September 11 emergency rate cuts that took the federal funds rate from 3½% to the present 1¾%. How much and when will likely depend on the extent of the recent economic progression and whether inflation (which is still low) remains under control. While the Fed made no changes to short-term interest rates during the quarter, the bond market began to discount the timing and size of future Fed action as well as the possibilities of higher inflation and stronger economic growth down the road.

     We rarely have strong convictions about the near-term direction of interest rates, so we do not take extreme positions that depend on accurate predictions. Our strategy of investing in a portfolio of mostly higher quality, short- to intermediate-term bonds (and other fixed-income securities) should continue to produce reasonable returns over time. However, the recent rise in interest rates has improved the reinvestment opportunities for our Fund and intermediate-term (5-10 year) bond rates provide increasingly favorable risk/reward characteristics. Should rates continue rising from current levels, we may lengthen our maturities slightly.

     If you have any questions about our investments or strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30 p.m. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
March 31, 2002

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 25.7%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$753,478
Ba1	430,000	USA Networks, Inc. 7.0% 7/01/03	426,685	442,363
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	997,798	1,045,167
BBB+	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,180	1,013,606
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	251,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,060,649
BB-	750,000	Century Communications Sr. Notes 9.5% 3/01/05	778,578	723,750
BBB+	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,577	606,424
BBB	1,000,000	Citizen Communications Co. 8.5% 5/15/06	991,873	1,042,165
BBB+	1,023,000	Worldcom, Inc. Sr. Notes 7.75% 4/01/07	967,974	887,491
BBB–	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	975,372	1,007,072
BBB	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	891,708	857,438
BBB–	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	502,040	501,139
AA–	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	1,003,647
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,028	1,036
A–	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,052,062	1,039,374

		Total Corporate Bonds	12,182,875	12,251,049

		MORTGAGE-BACKED SECURITIES — 18.7%
AAA	15,162	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Estimated Average Life 0.0 years)	14,793	15,150
AAA	219,832	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 0.4 years)	216,095	222,270
AAA	847,600	Fannie Mae REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 0.6 years)	829,225	864,753
AAA	483,923	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 0.7 years)	479,933	495,747
AAA	6,701	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.7 years)	6,701	6,927
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 1.0 years)	1,018,054	1,022,845
AAA	646,680	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 1.1 years)	641,989	663,570

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating*	Face amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09
		(Estimated Average Life 1.3 years)	$1,002,800	$1,036,524
AAA	2,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23
		(Estimated Average Life 3.8 years)	2,068,625	2,026,019
AAA	561,386	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 4.1 years)	560,773	562,209
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23
		(Estimated Average Life 4.8 years)	1,002,766	1,008,363
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28
		(Estimated Average Life 6.0 years)	1,029,775	1,010,942

		Total Mortgage-Backed Securities	8,871,529	8,935,319

		TAXABLE MUNICIPAL BONDS — 1.8%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	327,467	349,170
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	502,470
AAA	20,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	20,000	20,375

		Total Taxable Municipal Bonds	847,467	872,015

		U.S. GOVERNMENT AND AGENCY SECURITIES — 32.0%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,076,394
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,314	525,165
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,020,904
AAA	10,000,000	U.S. Treasury Note 5.0% 8/15/11	10,331,106	9,669,150
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,904	961,122
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,005,020	984,051

		Total U.S. Government and Agency Securities	15,836,344	15,236,786

The accompanying notes form an integral part of these financial statements

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating*	Shares		Cost	Value

		COMMON STOCKS — 0.8%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$402,650	$402,225

		CONVERTIBLE PREFERRED STOCKS — 3.0%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,432,950

		NON-CONVERTIBLE PREFERRED STOCKS — 0.6%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	270,000

	Face amount

		SHORT-TERM SECURITIES — 16.4%
	$3,840,405	Wells Fargo Government Money Market Fund	3,840,405	3,840,405
AAA	4,000,000	U.S. Treasury Bill due 5/16/02	3,991,414	3,991,600

		Total Short-Term Securities	7,831,819	7,832,005

		Total Investments in Securities	$47,414,759	47,232,349

		Other Assets Less Liabilities — 1.0%		459,422

		Total Net Assets — 100%		$47,691,771

		Net Asset Value Per Share		$11.17

* Ratings are unaudited.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
March 31, 2002

Assets:
Investments in securities at value (cost $47,414,759)	$47,232,349
Accrued interest and dividends receivable	503,394

Total assets	47,735,743

Liabilities:
Due to adviser	20,427
Other expenses	23,545

Total liabilities	43,972

Net assets applicable to outstanding capital stock	$47,691,771

Net assets represented by:
Paid-in capital	48,088,487
Accumulated undistributed net investment income	562,431
Accumulated net realized loss	(776,737)
Net unrealized depreciation of investments	(182,410)

Total representing net assets applicable to shares outstanding	$47,691,771

Net asset value per share of outstanding capital stock
(4,268,263 shares outstanding)	$11.17

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Year ended March 31, 2002

Investment income:
Dividends		$185,437
Interest		2,303,104

Total investment income		2,488,541

Expenses:
Investment advisory fee	$213,175
Administrative fee	80,854
Custodial fees	4,983
Directors fees	691
Sub-transfer agent and fund accounting fees	37,386
Other expenses	52,910
Total expenses		389,999
Less administrative fee waived by investment adviser		(70,237)

Net expenses		319,762

Net investment income		2,168,779

Realized and unrealized gain (loss) on investments:
Net realized gain on securities		18,364
Net unrealized depreciation of investments		(578,629)

Net realized and unrealized loss on investments		(560,265)

Net increase in net assets resulting from operations		$1,608,514

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2002	2001

Increase in net assets:
From operations:
Net investment income	$2,168,779	$1,975,839
Net realized gain (loss)	18,364	(71,847)
Net unrealized appreciation (depreciation)	(578,629)	1,729,706

Net increase in net assets resulting from operations	1,608,514	3,633,698

Distributions to shareholders from:
Net investment income	(2,086,684)	(2,037,316)

Total distributions	(2,086,684)	(2,037,316)

Capital share transactions:
Proceeds from sales	38,780,499	8,039,950
Payments for redemptions	(25,642,304)	(9,761,454)
Reinvestment of distributions	1,960,543	1,914,497

Total increase from capital share transactions	15,098,738	192,993

Total increase in net assets	14,620,568	1,789,375

Net assets:
Beginning of period	33,071,203	31,281,828

End of period (including undistributed investment income of
$562,431 and $480,336, respectively)	$47,691,771	$33,071,203

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.24	$10.68	$11.22	$11.26	$10.77

Income (loss) from investment operations:
Net investment income	0.53	0.71	0.69	0.66	0.65
Net gain (loss) on securities
(realized and unrealized)	(0.04)	0.58	(0.57)	(0.04)	0.47

Total from investment operations	0.49	1.29	0.12	0.62	1.12

Less distributions:
Dividends from net investment income	(0.56)	(0.73)	(0.66)	(0.66)	(0.63)

Net asset value, end of period	$11.17	$11.24	$10.68	$11.22	$11.26

Total return	4.4%	12.6%	1.2%	5.7%	10.7%
Ratios/supplemental data:
Net assets, end of period ($000)	47,692	33,071	31,282	36,314	30,334
Ratio of net expenses to average net assets ††	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.08%	6.46%	6.15%	5.91%	6.18%
Portfolio turnover rate	16%	1%	39%	26%	21%

††	Absent voluntary waivers, the expense ratio would have been 0.91%, 0.95%, 0.88%, 0.86% and 0.91% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
March 31, 2001– Annual Report

April 10, 2002

Dear Shareholder:

      The yield on the Government Money Market Fund was mostly unchanged during the first quarter. As of March 31st, the 7-day and 30-day yields of our portfolio were 1.3% and 1.2%, respectively.*

      It became more apparent during the first quarter that short-term interest rates may have hit bottom. Economic data reflected surprising resiliency and portrayed an economy that appeared to be rebounding from last year’s weakness. Reports ranging from inventory investment, consumer confidence, employment, and economic growth provided evidence of improvement. U.S. businesses have largely worked through the inventory build-up that helped to precipitate the 2001 economic downturn. Consumer confidence has rebounded from a tragedy-induced September low and the unemployment rate appears to have stabilized, albeit at a multi-year high. In addition, the recession that was so matter-of-factly talked about last year appears to have been mild in its severity, if it occurred at all. Recessions are commonly defined as the shrinking of Gross Domestic Product for two consecutive quarters and are usually only known through hindsight. The U.S. economy experienced only one negative GDP quarter last year (the third quarter) and fourth quarter GDP grew modestly, surprising many that expected a protracted economic downturn. Overall, hints of economic strength are mounting.

      It seems increasingly plausible that the Fed’s next action will be to take back some of the post September 11 emergency rate cuts that took the federal funds rate from 3½% to the present 1¾%. How much and when will likely depend on the extent of the recent economic progression and whether inflation (which is still low) remains under control. This may lead to improving reinvestment opportunities for our Fund over the near-term as the market has already begun to discount the timing and size of future Fed action. It is somewhat ironic that short-term fixed income investors (those owning money market funds, CD’s, etc.) are probably the only “fixed income” investors who actually cheer for higher interest rates.

      If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

*	An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
March 31, 2002

Rating*	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 93.0%†
AAA	$12,000,000	U.S. Treasury Bill 1.751% 5/16/02	$11,974,199
AAA	12,000,000	U.S. Treasury Bill 1.746% 5/23/02	11,970,273
AAA	5,000,000	Federal Home Loan Bank Discount Note 1.792% 6/3/02	4,984,600
AAA	9,000,000	U.S. Treasury Bill 1.859% 6/20/02	8,963,500

		Total U.S. Government and Agency Securities	37,892,572

	Shares

		SHORT-TERM SECURITIES — 7.1%
	2,897,246	Wells Fargo 100% Treasury Money Market Fund	2,897,246

		Total Investments in Securities (Cost $40,789,818)**	40,789,818
		Other Liabilities in Excess of Other Assets — (0.1%)	(26,678)

		Total Net Assets — 100%	$40,763,140

*	Ratings are unaudited.
†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
March 31, 2002

Assets:
Investment in securities at amortized cost, which approximates value	$40,789,818
Accrued interest	4,318

Total assets	40,794,136

Liabilities:
Due to adviser	8,899
Other expenses	22,097

Total liabilities	30,996

Net assets applicable to outstanding capital stock	$40,763,140

Net assets represented by:
Paid-in capital	40,763,140

Total representing net assets applicable to shares outstanding	$40,763,140

Net asset value per share of outstanding capital stock
(40,763,140 shares outstanding)	$1.00

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Year ended March 31, 2002

Investment income:
Interest		$1,104,439

Total investment income		1,104,439

Expenses:
Investment advisory fee	$190,521
Administrative fee	72,933
Custodial fees	6,381
Directors fees	490
Registration fees	19,260
Sub-transfer agent and fund accounting fees	39,828
Other expenses	29,301

Total expenses		358,714
Less advisory and administrative fees waived by investment adviser		(168,193)

Net expenses		190,521

Net investment income		913,918

Realized gain on investments		5,179

Net increase in net assets resulting from operations		$919,097

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2002	2001

Increase in net assets:
From operations:
Net investment income	$913,918	$1,809,553
Net realized gain	5,179	10,832

Net increase in net assets resulting from operations	919,097	1,820,385

Distributions to shareholders from:
Net investment income	(913,918)	(1,809,553)
Net realized gain	(5,179)	(10,832)

Total distributions	(919,097)	(1,820,385)

Capital share transactions, at $1.00 per share:
Proceeds from sales	149,879,027	99,137,358
Payments for redemptions	(149,658,086)	(99,833,574)
Reinvestment of distributions	1,031,317	1,780,968

Total increase from capital share transactions	1,252,258	1,084,752

Total increase in net assets	1,252,258	1,084,752

Net assets:
Beginning of period	39,510,882	38,426,130

End of period	$40,763,140	$39,510,882

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2002	2001	2000	1999	1998

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.024	0.056	0.046	0.045	0.049

Less distributions:
Dividends from net investment income	(0.024)	(0.056)	(0.046)	(0.045)	(0.049)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	2.5%	5.8%	4.6%	4.7%	5.1%
Ratios/supplemental data:
Net assets, end of period ($000)	40,720	39,511	38,426	33,157	8,330
Ratio of net expenses to average net assets †	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.40%	5.57%	4.61%	4.47%	4.95%

†	Absent voluntary waivers, the expense ratio would have been 0.94%, 0.97%, 0.89%, 1.03% and 1.12% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
March 31, 2002

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2002, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b) Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d) Dividend Policy

The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise. The Government Money Market Fund will declare dividends daily and pay dividends monthly.

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to ½% per annum of the respective Fund’s average daily net asset value.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Funds for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net asset value. For the year ended March 31, 2002, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s statement of operations. As of March 31, 2002, the majority shareholder of the Adviser holds approximately 43% of the Government Money Market Fund.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Year ended March 31,
	2002	2001

Transactions in shares:
Shares issued	3,428,087	730,344
Shares redeemed	(2,278,035)	(896,241)
Reinvested dividends	174,949	180,055

Net increase	1,325,001	14,158

(5) Distributions to Shareholders and Distributable Earnings

All distributions during the years ended March 31, 2002 and 2001 were from ordinary income.

As of March 31, 2002, the components of distributable earnings of the Fixed Income Fund on a tax basis are as follows:

Undistributed ordinary income	$562,431
Capital loss carryforwards	(776,737)
Unrealized depreciation	(182,410)

$(396,716)

The capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632, March 31, 2008 — $60,229, March 31, 2009 — $356,927 and March 31, 2010 — $7,698.

(6) Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $19,357,813 and $5,330,011, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $784,332 and $966,742, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds (the “Funds”) at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (52)
Position(s) Held with Fund: President; Treasurer;
    Portfolio Manager
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. (and predecessor Weitz Value Fund) –
    January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: President,
    Wallace R. Weitz & Company, Weitz Series Fund,
    Inc., Weitz Partners, Inc.
Number of Portfolios Overseen: 5
Other Directorships: N/A	Thomas R. Pansing, Jr. (57)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Gaines Pansing & Hogan
Number of Portfolios Overseen: 5
Other Directorships: N/A

*	Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (51)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1997
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group 1999-Present;
    Independent Consultant 1995-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A	John W. Hancock (54)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana
Number of Portfolios Overseen: 5
Other Directorships: N/A

Richard D. Holland (80)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 5
Other Directorships: N/A	Delmer L. Toebben (71)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired,
    1999-Present; President, Curzon Advertising &
    Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A

Officers

Richard F. Lawson (44)**
Position(s) Held with Fund: Vice President and
    Assistant Secretary; Portfolio Manager
Length of Service (Beginning Date): December, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.	Mary K. Beerling (61)
Position(s) Held with Fund: Vice President and
    Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
    Vice President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.

Linda L. Lawson (48)**
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): June, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.

**	Richard Lawson and Linda Lawson are brother and sister.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/30/02